SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

 Pursuant to Section 13 or 15 (d) of

The Securities Exchange Act of 1934

March 15, 2004	March 15, 2004

Date of Report	(Date of earliest event reported)

Maxwell Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15477	95-2390133

(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

9244 Balboa Avenue, San Diego, California	92123

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(858) 503-3300

Not applicable

(Former name or former address, if changed since last report.)

Item 12.            Results of Operations and Financial Condition

On March 15, 2004, Maxwell Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal year and fourth quarter ended December 31, 2003.  This press release is attached as an exhibit to this Current Report on form 8-K and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

        Exhibit 99.1 - Press Release issued by Maxwell Technologies, Inc., on March 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Maxwell Technologies, Inc.

Date: March 15, 2004	By	/s/ Tesfaye Hailemichael

	Name	Tesfaye Hailemichael

	Title	Chief Financial Officer